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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ------------

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 1, 1997


                          SWISSRAY International, Inc.
               (Exact name of registrant as specified in charter)


   New York                         0-26972                      16-0950197
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                    File Number)                 Identification
Incorporation)                                                      Number)


747 Third Avenue, New York, NY                                      10017
(Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code        NY 212-644-6497
                                                     Switzerland 011 41419199050


          (Former name or former address, if changed since last report)




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ITEM 5.           OTHER EVENTS

         On April 15, 1997 the Registrant filed, with the Securities and Exchange Commission, a Form 8-K with date of report of April 1, 1997, wherein (in Item 2 thereof) it referred to (amongst other matters and in accordance with various terms, conditions and obligations assumed) the fact that effective April 1, 1997 it had acquired all of the issued and outstanding securities of Empower Inc., a Glen Cove, New York based distributor of x-ray equipment and supplies (primarily within the tri-state New York-metropolitan area) to radiologists and hospitals. The full contents of such 8-K are herewith incorporated by reference as if fully set forth and repeated herein.

         The financial statements of the aforesaid acquired company are expected to be included in the audited consolidated financial statements of the Registrant in its Form 10-KSB for fiscal year ended June 30, 1997.

         Item 7(b) to such Form 8-K indicated that in accordance with Item 7(a)(4) of the general instructions to Form 8-K pro forma financial information would be provided in an amendment to such Form 8-K. Accordingly, this first amendment to such Form 8-K is being filed solely for the purpose indicated and referred to in Item 7 hereof.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (b) Pro Forma Financial Information - In accordance with Item 7(a)(4) of the general instructions to Form 8-K pro forma financial information is filed as Exhibit A.

         (c) Exhibits -

                  Exhibit A - Pro forma financial information.



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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SWISSRAY INTERNATIONAL, INC.



                                               By    /s/Josef Laupper
                                                  ---------------------------
                                                     Josef Laupper, Secretary

Date: June 19, 1997


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